Exhibit 10.45

FIRST AMENDMENT TO THE
RESTATED PARK PLACE ENTERTAINMENT CORPORATION
EXECUTIVE DEFERRED COMPENSATION PLAN

WHEREAS, Caesars Entertainment, Inc. (formerly named Park Place Entertainment Corporation) maintained the Park Place Entertainment Corporation Executive Deferred Compensation Plan (the “Plan”), which was most recently amended and restated effective as of January 1, 2002;

WHEREAS, effective as of June 13, 2005, Caesars Entertainment, Inc. was merged with and into Harrah’s Operating Company, Inc., a Delaware corporation (“Harrah’s Operating”) and a wholly-owned subsidiary of Harrah’s Entertainment, Inc., a Delaware corporation (“Harrah’s”);

WHEREAS, effective as of June 13, 2005, the Plan was amended to provide that Harrah’s shall have authority to amend the Plan;

WHEREAS, Harrah’s maintains the Harrah’s Entertainment, Inc. Executive Supplemental Savings Plan II (the “Harrah’s Plan”) for the eligible employees of Harrah’s and its subsidiaries;

WHEREAS, Harrah’s now wishes to amend the Plan to provide that compensation earned during 2005 by a Participant (as defined in the Plan), and deferred by such Participant under the Plan, will be credited to an account under the Harrah’s Plan commencing with the first payroll period beginning on or after July 1, 2005 and subject to the terms and conditions of the Harrah’s Plan;

WHEREAS, Harrah’s further wishes to amend the Plan to provide that the Company matching contribution amounts under the Plan with respect to such deferred compensation will be credited to an account for such Participant under the Harrah’s Plan and subject to the terms and conditions of the Harrah’s Plan;

WHEREAS, Harrah’s further wishes to amend the Plan to permit a Participant to reduce or suspend such Participant’s deferral elections under the Plan, on a prospective basis, commencing on or after July 1, 2005;

WHEREAS, Harrah’s further wishes to amend the Plan to provide that no Employee (as defined in the Plan) will become a Participant in the Plan on or after July 1, 2005, and that Participants in the Plan will not be afforded deferral elections under the Plan with respect to compensation earned on or after January 1, 2006; and

WHEREAS, Section 10.5 of the Plan provides that Harrah’s may amend the Plan, subject to certain limitations.

NOW, THEREFORE, the Plan is hereby amended, effective as of June 13, 2005, as follows:

AMENDMENT

1.                                       Section 1.2 of the Plan is hereby amended to add the following new definition of “Harrah’s Plan”:  “‘Harrah’s Plan’ shall mean the Harrah’s Entertainment, Inc. Executive Supplemental Savings Plan II.”

2.                                       The definition of “Participant” in Section 1.2 of the Plan is hereby amended to add the following at the end thereof:  “No Eligible Employee shall become a Participant on or after July 1, 2005.”

3.                                       Article I of the Plan is hereby amended to add the following new Section 1.3 at the end thereof:

1.3           Continuation by Harrah’s Operating Company, Inc.

Effective as of June 13, 2005, Caesars Entertainment, Inc. (formerly named Park Place Entertainment Corporation) was merged with and into Harrah’s Operating Company, Inc., a Delaware corporation and a wholly-owned subsidiary of Harrah’s Entertainment, Inc., a Delaware corporation.  The Plan was continued by Harrah’s Operating Company, Inc., as successor to Caesars Entertainment, Inc.

4.                                       Section 2.1 of the Plan is hereby amended to add the following new subsection (d) at the end thereof:

(d)           No Eligible Employee or other person shall become a Participant on or after July 1, 2005.

5.                                       Section 3.1 of the Plan is hereby amended to add the following new subsection (d) at the end thereof:

(d)           Notwithstanding subsection (b) of this Section 3.1, a Participant may file a new election with the Committee, on a form provided by the Committee, not later than June 30, 2005, to:  (i) reduce his or her Base Compensation deferral election then in effect, thereby reducing such Participant’s Base Compensation deferral percentage for the remainder of the Plan Year to a lesser percentage, or (ii) suspend his or her Base Compensation deferral election then in effect, thereby reducing such Participant’s Base Compensation deferral percentage for the remainder of the Plan Year to 0%.  If a suspension election is made, the Participant shall make no further Base Compensation deferrals under the Plan for the 2005 Plan Year.  Such election shall be valid as soon as administratively feasible following its receipt by the Committee.  A Participant’s new election may not increase his or her Base Compensation deferral percentage for the 2005 Plan Year.  No Participant shall be permitted to make an election under the Plan to defer his or her Base Compensation earned for services performed during the 2006 Plan Year or any later Plan Year.

6.                                       Section 3.2 of the Plan is hereby amended to add the following at the end thereof:

Notwithstanding the first sentence of this Section 3.2, a Participant may file a new election with the Committee, on a form provided by the Committee, not later than June 30, 2005 to:  (i) reduce his or her Bonus Compensation deferral election then in effect, thereby reducing such Participant’s Bonus Compensation deferral percentage for any Bonus Compensation earned for services performed during 2005 and otherwise payable after such new election to a lesser percentage, or (ii) suspend his or her Bonus Compensation deferral election then in effect, thereby reducing such Participant’s Bonus Compensation deferral percentage to 0% for any Bonus Compensation earned for services performed during 2005 and otherwise payable after such new election.  If a suspension election is made, the Participant shall make no further Bonus  Compensation deferrals under the Plan for Bonus Compensation earned for services performed during the 2005 Plan Year.  Such election shall be valid as soon as administratively feasible following its receipt by the Committee.  A Participant’s new election may not increase his or her Bonus Compensation deferral percentage for the 2005 Plan Year.  No Participant shall be permitted to make an election under the Plan to defer his or her Bonus Compensation earned for services performed during the 2006 Plan Year or any later Plan Year.

7.                                       Section 4.1(b) of the Plan is hereby amended to delete the semicolon at the end thereof and add the following at the end thereof:

provided, however, that, with respect to Base Compensation deferred by the Participant for any such payroll period for such Participant commencing on or after July 1, 2005 and before January 1, 2006, an amount equal to the Base Compensation deferred by the Participant for such payroll period in accordance with the Participant’s election under Section 3.1(a) shall be credited to such Participant’s “Deferral Contribution Account” under the Harrah’s Plan (and shall not be credited to the Participant’s Deferral Account or the subaccounts thereunder);

8.                                       Section 4.1(c) of the Plan is hereby amended to delete “; and” at the end thereof and add the following at the end thereof:

provided, however, that, with respect to the Bonus Compensation earned for services performed during 2005, and otherwise payable on or after July 1, 2005, and deferred by the Participant, an amount equal to the portion of such Bonus Compensation deferred by the Participant in accordance with the Participant’s election under Section 3.2 shall be credited to such Participant’s “Deferral Contribution Account” under the Harrah’s Plan (and shall not be credited to the Participant’s Deferral Account or the subaccounts thereunder); and

9.                                       The second sentence of Section 4.2(b) of the Plan is hereby amended to delete the semicolon at the end thereof and add the following at the end thereof:

provided, however, that, with respect to Base Compensation deferred by the Participant for any such payroll period for such Participant commencing on or after July 1, 2005 and before January 1, 2006, the Participant’s Base Compensation Company Contribution Amount for such payroll period shall be credited to such Participant’s “Caesars Company Contribution Account” under the Harrah’s Plan (and shall not be credited to the Participant’s Company Contribution Account or any subaccount thereunder);

10.                                 The second sentence of Section 4.2(c) of the Plan is hereby amended to delete the semicolon at the end thereof and add the following at the end thereof:

provided, however, that, with respect to the Bonus Compensation earned for services performed during 2005, and otherwise payable on or after July 1, 2005, and deferred by the Participant, the Participant’s Bonus Compensation Company Contribution Amount for such Bonus Compensation shall be credited to the Participant’s “Caesars Company Contribution Account” under the Harrah’s Plan (and shall not be credited to the Participant’s Company Contribution Account or any subaccount thereunder);

11.                                 Subsection 4.2(f) of the Plan is hereby amended to delete “; and” at the end thereof and add the following at the end thereof:

provided, however, that any additional Base Compensation Company Contribution Amounts and/or Bonus Compensation Company Contribution Amounts to be credited on or after July 1, 2005, shall be credited to a Participant’s “Caesars Company Contribution Account” under the Harrah’s Plan (and shall not be credited to the Participant’s Company Contribution Account or any subaccount thereunder); and

12.                                 The Plan, as amended herein, shall be maintained by Harrah’s Operating Company, Inc., as successor to Caesars Entertainment, Inc.  Except as herein amended, the Plan shall continue in full force and effect in accordance with the terms and conditions thereof.

This First Amendment to the Plan is hereby executed by a duly authorized officer of Harrah’s Entertainment, Inc., effective as of June 13, 2005.

HARRAH’S ENTERTAINMENT, INC.

By:

Its: